Exhibit 10.7

Spousal Consent

To Erhua Medical Technology (Changzhou) Co., Ltd:

I [Chen Bai] (ID number: [220102196906123741]) am the legal spouse of Erqi Wang(ID number: [220104196806200079]). I hereby confirm that I know and unconditionally and irrevocably agree that Erhua Medical Technology (Changzhou) Co., Ltd. and Changzhou Erpu Investment Management Center (Limited Partnership), Wang Erqi, Xiao Jin, Ren Zhenqing and Changzhou Zhongjin Medical Equipment Co., Ltd. Zhongquan signed the following documents (hereinafter referred to as "transaction documents") ,And I agree to my spouse in accordance with the provisions of the following documents dispose of the shares of Changzhou Zhongjin Medical Equipment Co., Ltd. which held by him and registered under his name:

(1)	Exclusive consulting service agreement;
(2)	Shareholder rights entrustment agreement;
(3)	Exclusive purchase rights agreement;
(4)	Share pledge agreement.

I confirm and agree that my spouse’s current and future shares in Zhongjin Medical are his personal property, not the joint property of the husband and wife, and my spouse has the right to handle these shares on his own. I unconditionally and irrevocably waive any rights and interests in these shares that may be granted to me in accordance with the laws of any country and region, and promise not to make any claims on these shares, Including claims that these shares constitute the common property of myself and my spouse, and will not require to participate in the daily operation and management of Zhongjin Medical or influence my spouse’s decision on such shares in any way, of course, I will not prevent my spouse from fulfilling the obligations under the transaction documents.

It is further confirmed that my spouse has the right to independently enjoy and perform his rights and obligations under the transaction documents, and that his performance of the transaction documents, modification or termination of the transaction documents, or signing of other documents to replace the transaction documents does not require my separate authorization or consent.

I promise to sign all necessary documents and take all necessary actions to ensure that the transaction documents are properly fulfilled。

I agree and promise that I will not at any time, directly or indirectly, proactively or Passively, take any action or make any claims or litigation that conflicts with the arrangements under the transaction documents or this consent letter.

If I acquire any shares of Zhongjin Medical held by my spouse for any reason, I shall be bound by the transaction documents, once requested by Erhua Medical Technology (Changzhou) Co., Ltd., I shall sign a series of written documents with the same format and content as the transaction documents.

I further confirm, promise and guarantee that I will not participate in the operation and management of Zhongjin Medical and its subsidiaries; under any circumstances, including but not limited to the death of my spouse, incapacity, or divorce, I and my heirs, guardians, creditors, or any other entity who has the right to claim rights to the shares of Zhongjin Medical held by my spouse, will not take any action that may affect or hinder the performance of the obligations assumed by the spouse under the transaction documents.

Hereby confirm.

Signature :

Chen Bai

Date:

March 18, 2021

Spousal Consent

To Erhua Medical Technology (Changzhou) Co., Ltd:

I [Jun Lu] (ID number:[32102019710918031X]) am the legal spouse of Zhenqing Ren(ID number:[321082197609150044]). I hereby confirm that I know and unconditionally and irrevocably agree that Erhua Medical Technology (Changzhou) Co., Ltd. and Changzhou Erpu Investment Management Center (Limited Partnership), Wang Erqi, Xiao Jin, Ren Zhenqing and Changzhou Zhongjin Medical Equipment Co., Ltd. Zhongquan signed the following documents (hereinafter referred to as "transaction documents") ,And I agree to my spouse in accordance with the provisions of the following documents dispose of the shares of Changzhou Zhongjin Medical Equipment Co., Ltd. which held by him and registered under his name:

(1)	Exclusive consulting service agreement;
(2)	Shareholder rights entrustment agreement;
(3)	Exclusive purchase rights agreement;
(4)	Share pledge agreement.

I confirm and agree that my spouse’s current and future shares in Zhongjin Medical are his personal property, not the joint property of the husband and wife, and my spouse has the right to handle these shares on his own. I unconditionally and irrevocably waive any rights and interests in these shares that may be granted to me in accordance with the laws of any country and region, and promise not to make any claims on these shares, Including claims that these shares constitute the common property of myself and my spouse, and will not require to participate in the daily operation and management of Zhongjin Medical or influence my spouse’s decision on such shares in any way, of course, I will not prevent my spouse from fulfilling the obligations under the transaction documents.

It is further confirmed that my spouse has the right to independently enjoy and perform his rights and obligations under the transaction documents, and that his performance of the transaction documents, modification or termination of the transaction documents, or signing of other documents to replace the transaction documents does not require my separate authorization or consent.

I promise to sign all necessary documents and take all necessary actions to ensure that the transaction documents are properly fulfilled。

I agree and promise that I will not at any time, directly or indirectly, proactively or Passively, take any action or make any claims or litigation that conflicts with the arrangements under the transaction documents or this consent letter.

If I acquire any shares of Zhongjin Medical held by my spouse for any reason, I shall be bound by the transaction documents, once requested by Erhua Medical Technology (Changzhou) Co., Ltd., I shall sign a series of written documents with the same format and content as the transaction documents.

I further confirm, promise and guarantee that I will not participate in the operation and management of Zhongjin Medical and its subsidiaries; under any circumstances, including but not limited to the death of my spouse, incapacity, or divorce, I and my heirs, guardians, creditors, or any other entity who has the right to claim rights to the shares of Zhongjin Medical held by my spouse, will not take any action that may affect or hinder the performance of the obligations assumed by the spouse under the transaction documents.

Hereby confirm.

Signature :

Jun Lu

Date:

March 18, 2021

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